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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 3, 2000



                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


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        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188

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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

         On March 3, 2000, Qwest Communications International Inc. ("Qwest") announced the new management team for the combined company post merger.

         Set forth below is language contained in Qwest's press release regarding such positions:

        "o Betsy Bernard, executive vice president,  consumer and small business markets.
         o Stephen M. Jacobsen, executive vice president, global business and government markets.
         o Lewis  O.  Wilks,  president,  Internet  and  multimedia markets.
         o Jim Smith, president, DEX (directories).
         o Peter Mannetti,  president,  wireless business.
         o Vacant, president, consumer broadband  (VDSL)  services.
         o Afshin Mohebbi,  president, worldwide  networks services and operations.
           Reporting to Mohebbi will be:
               o John A. Kelley, executive vice president, 14-state network operations and engineering.
               o David R. Boast, executive vice president, global network operations.
               o Gregory M. Casey, executive vice president,  wholesale markets.
               o Augie Cruciotti, senior vice president, broadband local
                 services (DSL, CLEC).
         o Cliff Dodd,  executive vice president and chief information officer.
         o Robert S. Woodruff, executive vice president and chief financial officer.
           Reporting to Woodruff will be:
               o Janet Cooper, senior vice president and controller.
               o Sean Foley, senior vice president and treasurer.
               o Robin Szeliga, senior vice president, finance.
               o Lee Wolfe, vice president, investor relations.
         o Drake S. Tempest, executive vice president, general counsel and chief administrative officer.
           Reporting to Tempest will be:
               o Robert Connelly,  senior vice  president,  legal  affairs and deputy  general counsel.
               o R. Steven Davis, senior vice president, government affairs and deputy general  counsel.
               o Thomas  J.  Matthews,   executive  vice  president,  human
                 resources.
               o Michael P. Tarpey, senior vice president, communications.
               o Marc B. Weisberg, senior vice president, corporate development.

         Other executive appointments will be announced at a later time."

         For further information, please refer to Qwest's press release, dated March 3, 2000.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U S WEST, Inc.
                                 (Formerly "USW-C, Inc.")


                            By:  /s/ Thomas O. McGimpsey
                                 -----------------------------------------------
                                 Thomas O. McGimpsey
                                 Assistant Secretary

Dated:        March 3, 2000